As filed with the Securities and Exchange Commission on April 29, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2022

Ramaco Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West Main Street, Suite 1800

Lexington, Kentucky 40507

(Address of principal executive offices, including zip code)

(859) 244-7455

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, $0.01 par value	METC	NASDAQ Global Select Market
9.00% Senior Notes due 2026	METCL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 29, 2022, pursuant to that certain Unit Purchase Agreement, dated as of February 23, 2022, by and among Ramaco Coal Holdings, LLC, a Delaware limited liability company, Ramaco Coal, LLC, a Delaware limited liability company (“Target”), Ramaco Development, LLC, a Delaware limited liability company (“Development”) and wholly owned subsidiary of Ramaco Resources, Inc., a Delaware corporation (the “Company”) and solely for purposes of Section 5.06 thereof, the Company (the “Unit Purchase Agreement”), Development acquired all of the issued and outstanding equity interests of the Target, an entity owned by an investment fund managed by Yorktown Partners LLC and certain members of the Company's management (together with the other transactions contemplated by the Unit Purchase Agreement, the “Transaction”) for cash consideration of $65 million (the “Purchase Price”). The Purchase Price consists of $10 million to be paid upon the closing of the transaction and $55 million in deferred cash payments, to be paid quarterly in such amounts, with interest thereon, as provided in the Unit Purchase Agreement. Such deferred payments shall be completed no later than December 31, 2023.

The foregoing description of the Unit Purchase Agreement and the Transaction does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Unit Purchase Agreement, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2022.

Item 7.01.	Regulation FD Disclosure.

On April 29, 2022, the Company issued a press release announcing the consummation of the Transaction. The press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.

On April 29, 2022, the Company issued a shareholder letter. The shareholder letter is furnished as Exhibit 99.2 to this Current Report and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1 and 99.2, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1	Unit Purchase Agreement, dated February 23, 2022, by and among Ramaco Development, LLC, Ramaco Resources, Inc., Ramaco Coal Holdings, LLC and Ramaco Coal, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Ramaco Resources, Inc. filed with the U.S. Securities and Exchange Commission on February 24, 2022).

99.1	Press Release dated April 29, 2022.
99.2	Shareholder Letter dated April 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.

Date: April 29, 2022

	By:	/s/ Randall W. Atkins
Randall W. Atkins
Founder, Chairman, Chief Executive Officer